================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   |X|

Filed by a Party other than the Registrant    |_|

Check the appropriate box

|_|  Preliminary Proxy Statement

|X|  Definitive Proxy Statement

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                            MILESTONE SCIENTIFIC INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.


1)    Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)    Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________________________

4)    Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)    Total Fee Paid:

________________________________________________________________________________

|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)    Amount previously paid:___________________________________________________

2)    Form, Schedule or Registration Statement No.______________________________

3)    Filing party:_____________________________________________________________

4)    Date Filed:_______________________________________________________________

================================================================================

                            MILESTONE SCIENTIFIC INC.

  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 30, 1998

                               ------------------

     The Annual Meeting of Stockholders of Milestone Scientific Inc. will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Tuesday, June 30, 1998 at 8:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

          1. Election of eleven (11) Directors.

          2. Approval of an amendment to the Company's Stock Option Plan increasing the number of shares of the Company's Common Stock which may be issued thereunder from 500,000 to 1,000,000 shares.

          3. Confirmation of the appointment of Grant Thornton LLP as auditors for the fiscal year ending December 31, 1998.

          4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on June 1, 1998 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                              LEONARD OSSER
                                              Chairman of the Board





Livingston, New Jersey
June 5, 1998

--------------------------------------------------------------------------------

IMPORTANT:     Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

               We shall appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.

                               ------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 1998

                               ------------------


     Proxies in the form enclosed with this Statement are solicited by Milestone Scientific Inc. ("Milestone" or the "Company") to be used at the Annual Meeting of Stockholders to be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York City, on June 30, 1998 at 8:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. Milestone's principal executive offices are located at 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 5, 1998.

                          THE VOTING AND VOTE REQUIRED

     On the record date for the meeting, June 1, 1998, there were outstanding 8,809,182 shares of Common Stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

     Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors and approval of the amendment to the Stock Option Plan (the "Plan") is by the affirmative vote of a majority of the votes cast at the meeting.

     All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all eleven nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on April 30, 1998 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

                                                    SHARES
NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED      % OF CLASS
------------------------                      ------------------      ----------

Leonard Osser ............................        1,845,000(1)           20.98%
 c/o Milestone Scientific Inc.
 220 South Orange Avenue
 Livingston Corporate Park
 Livingston, NJ 07039

Gintel Asset Management, Inc. ............          946,600              10.76%
 6 Greenwich Office Park
 Greenwich, CT 06831

Parker Quillen, Inc. .....................          577,966               6.57%
 c/o Milestone Scientific Inc.
 220 South Orange Avenue
 Livingston Corporate Park
 Livingston, NJ 07039

All Directors and Officers as a
 group (12 persons) ......................        2,714,733(2)            29.2%

----------

(1) Consists of 1,336,500 held in the name of Leonard Osser, 500,000 shares held in the name of U.S. Asian Consulting Group, Inc., an affiliate of Mr. Osser, and 9,000 shares held by Guarantee and Trust Company for the benefit of U.S. Asian Consulting Group, Inc. Profit Sharing Plan.

(2) Includes 211,998 shares subject to stock options and 291,963 shares subject to warrants all of which are exercisable within sixty (60) days of the date hereof.

                              ELECTION OF DIRECTORS

     Eleven directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

     It is intended that votes pursuant to the enclosed proxy will be cast for the election of the eleven nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

     The nominees for election and certain information about them are shown in the following table:

                                                                       SHARES
                                                                    BENEFICIALLY           PERCENT
                                                                       OWNED ON               OF
NOMINEES FOR ELECTION                                             APRIL 30, 1998(1)         CLASS
---------------------                                             -----------------        -------

LEONARD  OSSER,  50,  has been  President,  Chief  Executive
Officer and a director of the Company since July 1991.  From such  date  until  July  1997,  he also  served as the Chief
Financial  Officer  of the  Company.  From  1980  until  the consummation  of the Company's  public  offering in November
1995, he had been primarily  engaged as the principal  owner and Chief Executive of U.S. Asian Consulting Group,  Inc., a
New  Jersey  based   provider  of  consulting   services  in
"work-out"  and  "turnaround"  situations  for  publicly and
privately owned companies in financial difficulty ..........          1,845,000(2)           20.98%

DANIEL R. MARTIN,  60, has been  President,  Chief Operating
Officer and a director of the Company since March 1998. From
January  1990  to  October  31,  1997,  Mr.  Martin  was the
President,  Chief Operating Officer and director,  and later
Chief Executive  Officer of E-Z-EM,  Inc., a manufacturer of
medical devices and pharmaceuticals for diagnostic imaging .                100               *

GREGORY VOLOK, 48, has been Executive Vice-President,  Chief
Operating  Officer  and a  director  of  the  Company  since
December 1996. He initially joined the Company in March 1996 as the  President of  Princeton  PMC,  Inc., a  wholly-owned subsidiary  of the  Company.  For more than ten years  prior thereto,  Mr.  Volok served in various  sales and  marketing
executive   positions  of  increasing   responsibility  with
Dentsply   International,    Inc.   (the   world's   largest
distributor  of dental  supplies and  equipment),  including serving as the executive responsible for launching its caulk endodontics line and the executive  responsible for domestic
sales of its Cavitron Division .............................            183,266(3)            *

MICHAEL J. MCGEEHAN,  30, has been a  Vice-President  of the
Company  since  January  1997 and a director  of the Company since June 1995.  From July 1994 through  March 1997, he was the Managing Director of Forefront Information Strategies, a
New Jersey based company  specializing  in business  process re-engineering and the design and implementation of computer database systems.  In addition,  from August 1994 to January
1995, he was a manager for American  International  Group, a world-wide property and casualty insurer, where he managed a staff  of 12  database  administrators.  From  January  1991
through  July  1994,  he  held   positions   with  Microsoft
Corporation,  first as a  database  specialist  and  network systems engineer and then as a product manager for Microsoft
Access .....................................................             30,506(4)            *

GIOVANNI MONTONCELLO, 51, has been a director of the Company since June 1995.  He has been  self-employed  as an Interior
Designer in Milan,  Italy for more than five  years.  He has also served during such period as a part-time  instructor in
interior design at the G. Cova Art School in Milan, Italy ..             17,611(5)            2.67%

                                                                       SHARES
                                                                    BENEFICIALLY           PERCENT
                                                                       OWNED ON               OF
NOMINEES FOR ELECTION                                             APRIL 30, 1998(1)         CLASS
---------------------                                             -----------------        -------

DAVID SULTANIK, 41, has been a director of the Company since
January  1996.  He  has  been  the   managing/administrative
partner of the Certified Public Accounting firm Sultanik and
Krumholz,  LLC since  June  1994.  For more than five  years prior  to that he was a  principal  at the  accounting  firm
Perelson, Johnson & Rones, P.C. ............................             20,000(6)            *

STEPHEN A.  ZELNICK,  60, has been a director of the Company since  January  1996.  He has been a partner in the law firm
Morse,  Zelnick,  Rose & Lander,  LLP since its inception in
August  1995.  For more than five years prior to that he was
of counsel to the law firm Dreyer and Traub, LLP ...........            401,000(7)            4.40%*

PAUL  GREGORY,  63, has been a director of the Company since
April 1997.  Mr.  Gregory has been a business and  insurance consultant at Innovative  Programs  Associates Inc. and Paul
Gregory Associates Inc. since January 1995 and January 1986, respectively,  where  he  services,  among  other  entities, foreign and domestic  insurance  groups,  law and accounting
firms and international corporations .......................             20,150(8)            *

LOUIS I.  MARGOLIS,  54, has been a director  of the Company since April 1997. Mr. Margolis has been a General Partner of
Pine  Street   Associates,   L.P.,   a  private   investment
partnership   that   invests   in  other   private   limited
partnerships,  since  January  1994.  In January  1997,  Mr.
Margolis formed and is the President and sole shareholder of
Chapel Hill Capital  Corp.,  a financial  services  company.
From 1991  through  1993 he was a Member  of the  Management
Committee  of  Nomura  Securities  International.  From 1993
through  1995 he was  Chairman of Classic  Capital  Inc.,  a registered  investment  advisor.  Mr.  Margolis  has  been a member of the Financial  Products Advisory  Committee of the
Commodity Futures Trading  Commission since its formation in
1986, a Trustee of the Futures Industry Institute since 1991 and a Trustee of Saint Barnabas  Hospital in Livingston,  NJ
since 1994 .................................................             84,000(9)            *

LEONARD M. SCHILLER,  56, has been a director of the Company since April 1997. Mr. Schiller has been a partner in the law firm of Schiller,  Klein & McElroy,  P.C.  since 1977. He is also President of The Dearborn Group, a residential property management and real estate acquisition company. Mr. Schiller
is  a  member  of  the  Board  of   Directors   of   AccuMed
International, Inc., a laboratory diagnostic company .......             70,594(10)           *

LARRY  HAIMOVITCH,  52, has been a director  of the  Company since October 1997. Mr. Haimovitch has been the President of
Haimovitch   Medical   Technology    Consultants,    a   San
Francisco-based health care consulting firm, since he formed the firm in 1990.  His firm,  whose current area of emphasis
includes     minimally-invasive    surgical    technologies,
specializes in the analysis of the medical  device  industry with emphasis on the current  trends and future  outlook for emerging medical technology. Mr. Haimovitch also serves as a
director   of   Cardiac    Control    Systems,    Inc.   and
Electropharmacology, Inc., both medical device companies ...             17,356(11)           *


-------

*    Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) Includes 500,000 held in the name of U.S. Asian Consulting Group, Inc., an affiliate of Mr. Osser, and 9,000 shares held by Guarantee and Trust Company for the benefit of U.S. Asian Consulting Group Profit Sharing Plan.

(3) Includes 16,666 shares subject to stock options, exercisable within 60 days of the date hereof at $5.375 per share.

(4) Includes 600 shares held by Mr. McGeehan's wife, 20,000 shares subject to stock options exercisable within 60 days of the date hereof at $5.375 per share and 8,332 shares subject to stock options exercisable within 60 days of the date hereof at $5.125 per share.

(5)  Includes 10,000 shares subject to stock options exercisable within sixty
     (60) days of the date hereof at $5.375per share.

(6) Includes 15,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.375 per share.

(7) Includes (i) an aggregate of 70,000 shares issuable upon exercise of stock options within 60 days of the date hereof, 50,000 of which are exercisable at $5.125 per share and 20,000 of which are exercisable at $5.375 per share, (ii) 55,000 shares held in the name of Cowen & Co. as Custodian for the Stephen A. Zelnick Profit Sharing Trust ("Cowen & Co."), (iii) 18,000 shares beneficially owned through Erewhon Holdings Company, a partnership in which Mr. Zelnick is a general partner ("Erewhon"), (iv) 50,000 shares issuable upon exercise of warrants within 60 days of the date hereof held in the name of Cowen & Co., (v) 18,000 shares issuable upon exercise of warrants within 60 days of the date hereof beneficially owned through Erewhon, (vi) 166,666 shares issuable upon exercise of immediately exercisable warrants to purchase units comprised of 83,333 shares and warrants to purchase an additional 83,333 shares registered in the name of Morse, Zelnick, Rose & Lander, LLP, a limited liability partnership ("MZRL") in which Mr. Zelnick is a general partner. MZRL or partners in MZRL share beneficial ownership in the securities listed in (i), (iii), (v) and (vi), above.

(8) Includes 150 shares held by Mr. Gregory's wife and 17,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share.

(9) Includes 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share and 32,000 shares subject to stock purchase warrants, exercisable within 60 days of the date hereof at $9.00per share.

(10) Includes 45,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share and 5,297 shares subject to stock purchase warrants, exercisable within 60 days of the date hereof at $4.72 per share.

(11) Includes 10,000 shares subject to stock options, exercisable within 60 days of the date hereof at $6.875 per share.

BOARD OF DIRECTORS AND COMMITTEES

     THE BOARD HELD SEVEN MEETINGS, THE AUDIT COMMITTEE ONE MEETING, AND THE COMPENSATION COMMITTEE ONE MEETING DURING FISCAL 1997. The Audit Committee is comprised of Messrs. Margolis, Schiller and Sultanik. The Compensation Committee is comprised of Messrs. Margolis, Sultanik and Zelnick. There is no nominating committee. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees, except for Giovanni Montoncello and Paul Gregory.

     The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Company has agreed with the placement agent in its March 1997 private placement financing that until March 13, 2000, all compensation arrangements between the Company and its directors, officers and affiliates shall be reviewed by a compensation committee, the majority of which is made up of independent directors. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                              AND RELATED MATTERS

EXECUTIVE COMPENSATION.

     The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1997, 1996 and 1995 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 1997 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           SUMMARY COMPENSATION TABLE


                                                                                                     LONG-TERM COMPENSATION
                                                                             ANNUAL          ------------------------------------
                                                                          COMPENSATION             AWARDS               PAYOUTS
                                                                          ------------       ------------------      ------------
                                                                                                COMMON STOCK           ALL OTHER
    NAME AND                                                                SALARY           UNDERLYING OPTIONS      COMPENSATION
PRINCIPAL POSITION                                       YEAR                 ($)                    (#)                  ($)
------------------                                       ----              -----------       ------------------      ------------

Leonard A. Osser ..........................              1997              267,768(1)              150,000
 President and CFO                                       1996              265,719(1)
                                                         1995               35,257(1)

Gregory Volok(2) ..........................              1997              120,000                  50,000             2,126,670(2)
 Executive Vice President                                1996               20,000


Joel Warady ...............................              1997              105,000
 President of Wisdom                                     1996                2,019


----------

(1)  Does not include $41,538 in 1997, $56,514 in 1996 and 4, 600 in 1995 paid by the Company to Marilyn Elson and $6,250 in1995 paid to Sultanik and Krumholz, LLC, certified public accountants, for accounting services. Ms. Elson, a certified public accountant, is the wife of Leonard A. Osser and was a partner in Sultanik and Krumholz, LLC, during 1995.

(2) In December 1997, pursuant to an Agreement and Plan of Reorganization, the Company completed payment for the acquisition of the minority interest in Princeton PMC by issuing to Mr. Volok 159,900 shares of Common Stock.

STOCK OPTIONS

     The following tables show certain information with respect to incentive and non-qualified stock options granted in 1997 to Named Executives under the Company's Stock Option Plan and the aggregate value at December 31, 1997 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to Named Executives have been exercised.

                                             OPTION GRANTS IN 1997

INDIVIDUAL GRANTS OF OPTIONS

                                       NUMBER OF           PERCENT OF
                                       SHARES OF              TOTAL
                                        COMMON               OPTIONS
                                        STOCK               GRANTED TO        EXERCISE
                                      UNDERLYING            EMPLOYEES           PRICE             EXPIRATION
    NAME                               OPTION #               IN 1997           ($/SH)               DATE
    ----                              ----------           -----------        --------            ----------

Leonard A. Osser .................    106,500(1)              27.40%           $ 7.00              7/31/02
                                       43,500(1)              11.18%           $ 7.56              7/31/02

Gregory Volok ....................     50,000(2)              12.85%           $5.375              4/1/02

----------

(1)  Options vest on August 1, 1998.

(2)  Options vest in three equal annual installments beginning April 2l, 1997.


                                       AGGREGATED 1997 YEAR END OPTIONS VALUES

                                          NUMBER OF SHARES OF
                                             COMMON STOCK                VALUE OF UNEXERCISED
                                        UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                         OPTIONS AT 12/31/97                AT 12/31/97 (1)
      NAME                            EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
      ----                            -------------------------        -------------------------

Leonard A. Osser ....................           0/150,000                     $0/$1,419,390
Gregory Volok .......................       33,333/16,667                 $374,996/$187,504

----------

(1)  Based on the closing price of $16.625 as quoted on the Nasdaq National
     Market.

EMPLOYMENT CONTRACTS

     As of January 1, 1998 the Company entered into an Employment Agreement with Mr. Osser which provides for an initial term expiring on December 31, 2002, with a two-year non-competition period at the end of the term. The term is automatically increased for successive one-year periods unless prior to December 1 of any year either party notifies the other of its election not to extend the term. Under the Agreement Mr. Osser serves as Chief Executive Officer and is required to work on a full-time basis. Under the Employment Agreement Mr. Osser receives annual base pay of $350,000, increasing to reflect cost of living adjustments commencing on January 1, 2001. In addition, during January 1998 and each of the next four Januarys, the Company shall grant Mr. Osser an option to purchase 50,000 shares of Common Stock exercisable only during the last 30 days of the option term unless the Company achieves certain financial goals to be specified annually by the Compensation Committee. Additionally, as soon as financial statements for each year commencing with 1998 are completed, the Company shall grant the executive an additional option to purchase up to 50,000 shares depending upon the achievement of specified performance goals. Further, Mr. Osser shall receive the opportunity to earn cash bonuses of up to $200,000 per year depending upon the achievement of performance targets to be specified by the Compensation Committee.

     In November 1996, the Company entered into a five-year employment agreement with Gregory Volok, providing for his employment as Executive Vice-President. The agreement provides for an annual base salary of $120,000 and an 18 month non-competition period at the expiration of the term.

     In December 1996, the Company entered into an employment agreement with Joel D. Warady providing for his employment as President and Chief Operating Officer of Wisdom Toothbrush Co., a wholly-owned subsidiary of the Company ("Wisdom"), for a three-year term at an annual base salary of $105,000. If the income before Federal income taxes of Wisdom meets certain levels in the years 1997, 1998, and 1999, Mr. Warady will receive stock bonuses of 5,000, 7,000 and 10,000 shares of Common Stock of the Company, respectively. The agreement also provides for a non-competition period at the end of the term for six months or one year, depending upon the reason the employment has terminated.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTOR NOMINEES

     Joel Warady, a beneficial owner of 25,150 shares of Common Stock of the Company, has been Vice-President of Milestone since January 1997 and President of Wisdom for more than five years.

COMPENSATION OF DIRECTORS

     Non-employee directors are granted, upon becoming a director, five-year options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They receive no cash compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From April 1995 until February 28, 1997, Spintech leased its corporate and administrative offices from LenRon Realty, Inc. ("LenRon"), pursuant to a lease expiring March 31, 2000. The premises consisted of 1,500 sq. ft. on the first and second floors of a two-story frame building. According to the terms of the lease, annual rentals were to increase from $12,600 in the first year to $28,000 in the year 2000 and Spintech was to pay increases in real estate taxes and certain maintenance costs. Spintech leased additional warehouse and manufacturing space from LenRon on a month-to-month basis at $1,000 per month. Leonard Osser founded, is the President and since December 1996 the sole owner of LenRon. On February 28, 1997, LenRon released Spintech from its continuing obligations under the lease in anticipation of Spintech's relocation to the Company's corporate headquarters in New Jersey.

     In March 1996, the Company organized Princeton PMC to market and sell dental products. Initially, Princeton PMC was a joint venture between the Company and Gregory Volok. In December 1996, it became a wholly-owned subsidiary when the Company acquired Mr. Volok's one-third interest in Princeton PMC in exchange for 100 shares of Common Stock and an earnout of up to an additional 159,900 shares based on the Company's future earnings. At such time, Mr. Volok became Executive Vice-President, Chief Operating Officer and a Director of Milestone.

     From January 1, 1994 through March 1997, Spintech rented from Ronald Spinello, DDS, on a month-to-month basis, at the rate of $200 per month, laboratory space located in his home.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 1997, except that Giovanni Montoncello was late in filing his Form 5, which reported one transaction.


AMENDMENT TO THE STOCK OPTION PLAN

     On May 5, 1998 the Board, subject to stockholder approval amended the Stock Option Plan of the Company (the "Plan") to increase the number of shares of common stock available which may be issued thereunder from 500,000 to 1,000,000 shares. The Board recommends that the stockholders approve the amendment to the Plan. Stock options to purchase an aggregate of 62,000 shares of Common Stock have been granted under the Plan to four executive officers, including the Company's Chief Executive Officer, eight outside directors and one former director and two employees of the Company. Exercise of options for shares in excess of 500,000 are conditioned upon stockholder approval of the Amendment The exercise price of the options granted pursuant to the Plan must equal or exceed the fair market value of a share of Common Stock on the date of grant. On June 4, 1998, the closing price of the stock of the Company on the American Stock Exchange was $10-1/2. In addition, the Company has granted options, outside the plan, for 261,000 shares to 11 consultants, including two directors. The exercise price of each of these options was at or greater than fair market value on the date of grant.

     The purpose of the Plan is to provide incentives to officers, key employees, directors, independent contractors and agents whose performance will contribute to the long-term success and growth of the Company, to strengthen the ability of the Company to attract and retain officers, key employees, directors, independent contractors and agents of high competence, to increase the identity of interests of such people with those of the Company's stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. The Plan is administered by the Compensation Committee of the Board.

TERMS OF OPTIONS

     The Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

FEDERAL INCOME TAX CONSEQUENCES

     Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the employee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

     Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

ELIGIBILITY

     Under the Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents. The Company has no present plans or understandings to grant any other Options under the Plan. Persons eligible to receive options consist primarily of five (5) officers and twelve (12) key employees.

     The Company believes that the Amendment Plan should be approved so that sufficient shares of Common Stock are available for grant to key employees, officers and directors as well as independent contractors and agents upon whose performance and contribution the long-term success and growth of the Company is dependent.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board proposes that the stockholders ratify the appointment of Grant Thornton LLP as the Company's independent accountants for 1998. Grant Thornton LLP were the Company's independent accountants for 1997. The report of Grant Thornton LLP with respect to the Company's financial statements appears in the Company's Annual Report for the fiscal year ended December 31, 1997. A representative of Grant Thornton LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other accountants for a subsequent year.

     THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

OTHER MATTERS

     Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

REPORTS AND FINANCIAL STATEMENTS

     Milestone's Annual Report for the year ended December 31, 1997 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

     A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Thomas Stuckey, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

SOLICITATION OF PROXIES

     The entire cost of the solicitation of proxies will be borne by Milestone. Proxies may be solicited by directors, officers and regular employees of Milestone, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. Milestone will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.


STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 1999. Such proposals should be addressed to Michael McGeehan, Vice President, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

     EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.


                                      By order of the Board of Directors

                                      LEONARD OSSER
                                      Chairman of the Board


Livingston, New Jersey
June 5, 1998

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                           MILESTONE SCIENTIFIC INC.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                                ON JUNE 30, 1998

     The undersigned hereby appoints Leonard Osser, Daniel Martin and Michael J. McGeehan and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Shareholders of Milestone Scientific Inc. to be held June 30, 1998 at 8:00 a.m., and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS--Leonard Osser, Daniel R. Martin, Gregory Volok, Michael J. McGeehan, Giovanni Montoncello, David Sultanik, Stephen A. Zelnick, Paul Gregory, Louis I. Margolis, Leonard M. Schiller and Larry Haimovitch.

     |_| FOR all nominees |_| WITHHOLD AUTHORITY to vote for all nominees FOR all nominees, EXCEPT nominee(s) written below.

     ----------------------------------------------------------------

2.   The approval of an amendment to the Company's Stock Option Plan.

     FOR |_| AGAINST |_| ABSTAIN |_|

3. Confirmation of the appointment of Grant Thornton LLP as auditors for the fiscal year ending December 31, 1998

     FOR |_| AGAINST |_| ABSTAIN |_|

                                  (Continued, and to be signed, on Reverse Side)

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(Continued from previous page)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS.

     The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                        DATED: ___________________________, 1998

                                        ________________________________________
                                                (Signature of Stockholder)

                                        ________________________________________
                                                (Signature of Stockholder)


                                        DATE AND SIGN EXACTLY AS NAME APPEARS
                                        HEREON, EACH JOINT TENANT MUST SIGN,
                                        WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                        TRUSTEE, ETC., GIVE FULL TITLE. IF
                                        SIGNER IS CORPORATION, SIGN IN FULL
                                        CORPORATE NAME BY AUTHORIZED OFFICER.

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